SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S.240.14a-11(c) or S.240.14a-12

                          The Standish Care Company
             ---------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     N/A
             ---------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.: Form S-4
    (3) Filing Party: The Standish Care Company
    (4) Date Filed: August 5, 1996

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                          PRELIMINARY PROXY MATERIAL--
                  Confidential, For Use of the Commission Only

                            THE STANDISH CARE COMPANY
          6 New England Executive Park, Burlington, Massachusetts 01803

The undersigned hereby appoints, Michael J. Doyle and Kenneth M. Miles, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of Stockholders
of The Standish Care Company to be held on October   , 1996 and at any
adjournments thereof with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Special Meeting in accordance with the following instructions and with discretionary authority on such other matters as may come before the Special Meeting or any adjounment thereof. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND, IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 SET FORTH BELOW AND FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

(1) Approval and adoption of the Agreement and Plan of Merger dated as of July 3, 1996 by and among the Company, 12 wholly-owned subsidiaries of the Company and 12 affiliated corporations which collectively are known as "CareMatrix" and are owned by a group of persons which includes Abraham D. Gosman, Andrew D. Gosman and Michael M. Gosman and certain key employees of CareMatrix and others.
    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(2) Proposed amendment to the Company's Restated Certificate of
    Incorporation, increasing the number of authorized shares of Common Stock, $.01 par value per share, from 30,000,000 to 75,000,000.
    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

(3) Proposed amendment to the Company's Restated 1991 Combination Stock Option Plan, increasing from 785,000 to 2,000,000 the total number of shares of Common Stock available for options granted under the Plan.
    [ ] FOR  [ ] AGAINST  [ ]ABSTAIN

(4) Election of Directors:
    Nominees: Michael J. Doyle, Kenneth M. Miles, Marshall S. Sterman, Robert
    W. DeVore and John A. Carucci
    [ ] FOR all nominees  [ ] WITHHELD from all nominees
    [ ] FOR, except vote withheld from the following nominee(s):

(Instructions: to withhold authority to vote for any individual nominee, write the nominee's name in the space provided above.)

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[ ] Check here for address change and note change below
[ ] Check here if you plan to attend the meeting

   New address: _____________________________________________________________
         (Please complete, date, sign and mail in the enclosed envelope)

(Signature should be the same as the name printed on your stock certificate. Executors, administrators, trustees, guardians, attorneys, and officers of the corporation should add their titles when signing.)

Signature  -------------------------------------------------------------------

Date  ------------------------------------------------------------------, 1996

Signature --------------------------------------------------------------------

Date  ------------------------------------------------------------------, 1996